Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund (the “Funds”)

Supplement dated March 11, 2015 to the Prospectus dated November 3, 2014.

The following is added as the last sentence under the heading “Purchase and Sale of Fund Shares” on page 6 and page 12 of the Prospectus:

The Fund is generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. All investments are subject to approval by the Adviser.

The first paragraph under the heading “Choosing a Share Class” on page 24 of the Prospectus is replaced in its entirety with the following:

Institutional Shares. Institutional Shares of each Fund are generally designed for institutional investors (such as financial planners and  registered investment advisers) investing for proprietary programs and firm discretionary accounts and a limited number of certain other investors. Institutional Shares are sold without the imposition of initial sales charges and are not subject to Rule 12b-1 fees.

The second paragraph under the heading “Buying Shares- Minimum Investments” on page 25 of the Prospectus is replaced in its entirety with the following:

The Funds are generally available for investment by clients of financial planners and registered investment advisers and a limited number of certain other investors, each as approved from time to time by the Adviser. These investors may be permitted to aggregate the value of accounts in order to meet minimum investment amounts. All investments are subject to approval by the Adviser.

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For more information, please contact a Fund customer service representative toll free at 844-342-5763.

PLEASE RETAIN FOR FUTURE REFERENCE.

223-PSA-0315